UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08611

Legg Mason Charles Street Trust, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Repor t

Legg Mason

Batterymarch

U.S. Small

Capitalization

Equity Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting

Chairman

February 9, 2011

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manu-

IV	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Investment commentary (cont’d)

facturing sector has grown seventeen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said,

“The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . ..” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexiv (the “Index”), moved higher during the twelve months ended December 31, 2010. The reporting period got off to a solid start, with the Index moving higher during three of the first four months covered by this report. The market’s ascent was the result of a number of factors, including optimism regarding the economy, better-than-expected corporate profits and increased investor risk appetite. However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalat-

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	V

ing sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

After reaching a nineteen-month high on April 23, 2010, the market, as measured by the Index, fell into “correction territory” in May and plunged more than 10%. Despite continued disappointing economic data, strong second quarter corporate profits helped the market to rally in July. The market then declined again in August, given some disappointing economic data. With the Fed indicating the possibility of another round of quantitative easing, stock prices then moved sharply higher in September and October. After posting solid results in early November, the market weakened later in the month as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. However, investor sentiment was buoyed in December by a two-year extension of the Bush-era tax cuts and the Index gained 6.68% during the month. This represented its strongest month of December since 1991. All told, the Index returned 15.06% over the twelve months ended December 31, 2010.

Looking at the U.S. stock market more closely, small- and mid-cap stocks generated the best returns during the twelve months ended December 31, 2010, with the small-cap Russell 2000 Indexv and the Russell Midcap Indexvi gaining 26.85% and 25.48%, respectively. In contrast, the large-cap Russell 1000 Indexvii rose 16.10%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indices, returned 17.64% and 16.23%, respectively.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President (Acting)

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S.

companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of companies with relatively small market capitalizations domiciled, or having their principal activities, in the U.S., at the time of investment or other investments with similar economic characteristics. The Fund normally intends to hold a portfolio that is generally comparable to, but not the same as, the Russell 2000 Indexi in terms of economic sector weightings and market capitalization but may depart from this if we believe it to be in the best interests of the Fund. The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”).

At Batterymarch Financial Management, Inc. (“Batterymarch”), the Fund’s adviser, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. We use a bottom-up, quantitative stock selection process. The cornerstone of this process is a proprietary stock selection model that ranks the stocks in the Fund’s investable universe on a daily basis according to a variety of fundamental measures of relative attractiveness.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a significant pullback in late January, markets continued their advance in the first four months of 2010. However, markets remained somewhat jittery and susceptible to macro events, and as the second calendar quarter unfolded, the European debt crisis, the BP oil spill, and the decline or stagnation of a number of U.S. and global economic indicators (including anemic employment numbers and declining new housing starts) weighed on investors. The “flash crash” on May 6th only served to add to the market’s growing sense of unease.

In the second half of the year, investors continued to alternate between risk aversion and risk taking behavior based on their reaction to mixed economic indicators. As an example, U.S. equities registered their worst August since 2001, as a weak housing market, stubbornly high unemployment, tight credit and uncertainty about changes in tax regulation kept consumer confidence low. Despite a preponderance of weak economic data, U.S. markets surged in September, producing a historically strong rally on the back of a modest improvement in consumer spending and comments made by Federal Reserve Board (“Fed”)ii Chairman Ben Bernanke in late August that opened the door for the possibility of further quantitative easing.

Despite the less-than-uplifting economic news and artificially shortened investor time horizons, the environment became more favorable to underlying stock fundamentals, particularly toward the end of the third quarter. Investor expectations moderated, putting the focus back on stock selection rather than on market timing.

The final quarter of 2010 ended on a positive note with the Russell 2000 Index returning 16.25% for the quarter and 26.85% for the year. The fourth quarter was dominated first by rumors and then confirmation in early November of the Fed’s plan to continue its aggressive stimulus policy, known as Quantitative Easing 2 or QE2, in response to a “disappointingly slow” economic recovery. Despite the initiation of QE2, economic indicators remained mixed during the quarter. Growing consumer confidence and demand were offset by continued high, long-term unemployment and a weak and deteriorating housing market.

2	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report

Fund overview (cont’d)

Earnings growth remained a key factor at year end, highlighting the growing importance of foreign sales and consumption, as well as the declining value of the dollar, for U.S. companies. Furthering this trend, smaller-capitalization companies outperformed large caps and growth outperformed value in the last quarter as risk indicators declined and investors began to seek out growth opportunities across the market.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while enhancing our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction, and our investment process will continue to reflect these long-held views. We strongly believe in the value of a broadly diversified, rules-based, risk-managed process regardless of the market environment.

Performance review

For the twelve months ended December 31, 2010, Class FI shares of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio returned 27.93%. The Fund’s unmanaged benchmark, the Russell 2000 Index, returned 26.85% for the same period. The Lipper Small-Cap Core Funds Category Average1 returned 25.23% for the same period.

Performance Snapshot as of December 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio:
Class A	30.21%	28.39%
Class C	29.86%	27.45%
Class FI	30.27%	27.93%
Class I	30.44%	28.19%
Russell 2000 Index	29.38%	26.85%
Lipper Small-Cap Core Funds Category Average[1]	27.87%	25.23%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Shares redeemed or exchanged within sixty days of purchase will be subject to a 2% redemption fee. Performance does not reflect the redemption fee, which would reduce the performance shown. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the twelve months ended

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 809 funds for the six-month period and among the 797 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report	3

December 31, 2010 for Class A and Class C shares would have been 27.86% and 26.92%, respectively.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 30, 2010, the gross total operating expense ratios for Class A, Class C, Class FI and Class I shares were 1.36%, 2.15%, 1.41% and 0.92%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.30% for Class A shares, 2.05% for Class C shares, 1.30% for Class FI shares and 1.00% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. Stock selection was the primary contributor to relative performance for the period, particularly in the Health Care, Financials and Energy sectors. A non-benchmark holding was the lead contributor in the Health Care sector and overall: Valeant Pharmaceuticals International merged with Biovail Corporation in September and continued to perform well throughout the period held, returning over 100%. Questcor Pharmaceuticals Inc., which keeps finding new uses for its H.P. Acthar Gel and had its stock price triple for the year, was an overweight that was a significant contributor. Another non-benchmark holding, Sybase Inc. in the Information Technology sector, was also a strong contributor.

The impact of sector allocation decisions was essentially neutral, with a positive impact of an overweight to the Consumer Discretionary sector and an underweight to Consumer Staples offset by the negative impact of an overweight to Health Care.

Q. What were the leading detractors from performance?

A. Stock selection in the Industrials sector was the primary detractor from relative return for the period, led by an overweight to Sykes Enterprises Inc. which provides technology support and customer assistance to customers of its global clients. Sykes was challenged by difficult global market conditions and had a negative return for the year. An overweight to Amedisys Inc., a provider of home health services which underperformed in the face of weak earnings and a difficult Medicare outlook, was the primary detractor at the individual stock level. An overweight to Arris Group Inc. also detracted, in view of weak sales and competition in the home video gateway market.

Thank you for your investment in Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

January 18, 2011

4	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report

Fund overview (cont’d)

RISKS: Investments in small-cap companies may involve greater risks and volatility than investments in larger, more established companies. Small-cap companies may have limited product lines, markets or financial resources. The Fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: EZCORP Inc., Class A Shares (1.4%), Sirona Dental Systems Inc. (1.3%), Invacare Corp. (1.2%), El Paso Electric Co. (1.2%), Martek Biosciences Corp. (1.0%), CNO Financial Group Inc. (1.0%), STERIS Corp. (1.0%), Healthspring Inc. (1.0%),

Dollar Financial Corp. (0.9%) and Cubist Pharmaceuticals Inc. (0.9%). Please refer to pages 10 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2010 were: Information Technology (18.0%), Financials (17.7%), Consumer Discretionary (15.9%), Health Care (14.4%) and Industrials (13.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2010 and December 31, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	30.21%	$1,000.00	$1,302.10	1.30%	$7.54	Class A	5.00%	$1,000.00	$1,018.65	1.30%	$6.61
Class C	29.86	1,000.00	1,298.60	2.05	11.88	Class C	5.00	1,000.00	1,014.87	2.05	10.41
Class FI	30.27	1,000.00	1,302.70	1.30	7.55	Class FI	5.00	1,000.00	1,018.65	1.30	6.61
Class I	30.44	1,000.00	1,304.40	0.97	5.63	Class I	5.00	1,000.00	1,020.32	0.97	4.94

[1]	For the six months ended December 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A‡	Class C‡	Class FI	Class I
Twelve Months Ended 12/31/10	28.39%	27.45%	27.93%	28.19%
Five Years Ended 12/31/10	N/A	N/A	2.12	2.49
Ten Years Ended 12/31/10	N/A	N/A	N/A	4.56
Inception* through 12/31/10	34.71	33.73	7.54	4.28

With sales charges[2]	Class A‡	Class C‡	Class FI	Class I
Twelve Months Ended 12/31/10	21.05%	26.45%	27.93%	28.19%
Five Years Ended 12/31/10	N/A	N/A	2.12	2.49
Ten Years Ended 12/31/10	N/A	N/A	N/A	4.56
Inception* through 12/31/10	30.55	33.73	7.54	4.28

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/5/09 through 12/31/10)	76.21%
Class C (Inception date of 2/5/09 through 12/31/10)	73.78
Class FI (Inception date of 1/9/03 through 12/31/10)	78.52
Class I (12/31/00 through 12/31/10)	56.22

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI and I shares are February 5, 2009, February 5, 2009, January 9, 2003 and March 13, 2000, respectively.

‡	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been lower.

8	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C Shares of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio vs. Russell 2000 Index† — February 5, 2009 - December 2010

Value of $1,000,000 invested in

Class FI Shares of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio vs. Russell 2000 Index† — January 9, 2003 - December 2010

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report	9

Value of $1,000,000 invested in

Class I Shares of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio vs. Russell 2000 Index† — December 2000 - December 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class FI and I shares of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio on February 5, 2009 (commencement of operations), February 5, 2009 (commencement of operations), January 9, 2003 (commencement of operations), and December 31, 2000, respectively, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2010. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been lower.

10	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report

Schedule of investments

December 31, 2010

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Common Stocks — 98.5%
Consumer Discretionary — 15.9%
Auto Components — 2.5%
Cooper Tire & Rubber Co.	66,200	$1,560,996
Dana Holding Corp.	137,300	2,362,933	*
Shiloh Industries Inc.	8,890	106,235
Spartan Motors Inc.	43,300	263,697
Standard Motor Products Inc.	67,281	921,750
Tenneco Inc.	31,600	1,300,656	*
Total Auto Components		6,516,267
Distributors — 0.2%
Core-Mark Holding Co. Inc.	18,520	659,127	*
Diversified Consumer Services — 0.8%
Capella Education Co.	6,400	426,112	*
Coinstar Inc.	7,000	395,080	*
Corinthian Colleges Inc.	107,500	560,075	*
Lincoln Educational Services Corp.	41,900	649,869
Total Diversified Consumer Services		2,031,136
Hotels, Restaurants & Leisure — 1.4%
CEC Entertainment Inc.	34,647	1,345,343	*
Jack in the Box Inc.	35,130	742,297	*
Papa John’s International Inc.	27,772	769,284	*
Ruby Tuesday Inc.	73,700	962,522	*
Total Hotels, Restaurants & Leisure		3,819,446
Household Durables — 0.3%
Furniture Brands International Inc.	33,110	170,185	*
La-Z-Boy Inc.	75,000	676,500	*
Total Household Durables		846,685
Leisure Equipment & Products — 1.4%
Leapfrog Enterprises Inc.	81,022	449,672	*
Polaris Industries Inc.	28,150	2,196,263
Smith & Wesson Holding Corp.	158,310	592,079	*
Sturm Ruger & Co. Inc.	24,916	380,966
Total Leisure Equipment & Products		3,618,980
Media — 1.8%
Arbitron Inc.	8,164	338,969
Carmike Cinemas Inc.	22,960	177,251	*
Dex One Corp.	45,828	341,877	*
Journal Communications Inc.	69,579	351,374	*

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report	11

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Media — continued
Lions Gate Entertainment Corp.	76,300	$496,713	*
LodgeNet Entertainment Corp.	8,600	36,550	*
Mediacom Communications Corp., Class A Shares	19,480	164,801	*
Scholastic Corp.	32,450	958,573
Valassis Communications Inc.	46,430	1,502,011	*
World Wrestling Entertainment Inc., Class A Shares	28,900	411,536
Total Media		4,779,655
Multiline Retail — 0.8%
Big Lots Inc.	43,550	1,326,533	*
Bon-Ton Stores Inc.	22,400	283,584	*
Dillard’s Inc., Class A Shares	11,900	451,486
Total Multiline Retail		2,061,603
Specialty Retail — 4.3%
Aaron’s Inc.	15,465	315,331
Aeropostale Inc.	70,742	1,743,083	*
AnnTaylor Stores Corp.	52,900	1,448,931	*
Big 5 Sporting Goods Corp.	14,930	227,981
Brown Shoe Co. Inc.	43,400	604,562
Children’s Place Retail Stores Inc.	10,700	531,148	*
Finish Line Inc., Class A Shares	91,900	1,579,761
Kirkland’s Inc.	41,794	586,370	*
Midas Inc.	22,810	184,989	*
OfficeMax Inc.	39,700	702,690	*
Pep Boys- Manny, Moe, & Jack	26,868	360,837
Rent-A-Center Inc.	68,991	2,227,030
Sonic Automotive Inc.	54,399	720,243
Total Specialty Retail		11,232,956
Textiles, Apparel & Luxury Goods — 2.4%
Carter’s Inc.	60,130	1,774,436	*
Deckers Outdoor Corp.	11,300	901,062	*
Jones Group Inc.	50,800	789,432
Oxford Industries Inc.	59,399	1,521,209
Timberland Co., Class A Shares	34,900	858,191	*
Warnaco Group Inc.	11,000	605,770	*
Total Textiles, Apparel & Luxury Goods		6,450,100
Total Consumer Discretionary		42,015,955

See Notes to Financial Statements.

12	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Consumer Staples — 1.9%
Food & Staples Retailing — 0.5%
Pantry Inc.	28,050	$557,073	*
Spartan Stores Inc.	39,274	665,694
Total Food & Staples Retailing		1,222,767
Food Products — 0.5%
Chiquita Brands International Inc.	24,540	344,051	*
Dole Food Co. Inc.	30,710	414,892	*
Overhill Farms Inc.	20,071	116,010	*
Sanderson Farms Inc.	10,700	418,905
Total Food Products		1,293,858
Personal Products — 0.9%
Nu Skin Enterprises Inc., Class A Shares	53,165	1,608,773
Nutraceutical International Corp.	6,400	90,816	*
Prestige Brands Holdings Inc.	56,810	678,880	*
Total Personal Products		2,378,469
Total Consumer Staples		4,895,094
Energy — 6.1%
Energy Equipment & Services — 2.6%
Cal Dive International Inc.	78,400	444,528	*
Complete Production Services Inc.	70,900	2,095,095	*
Dawson Geophysical Co.	16,302	520,034	*
Global Industries Ltd.	71,490	495,426	*
Matrix Service Co.	28,600	348,348	*
RPC Inc.	18,255	330,781
Tesco Corp.	16,760	266,149	*
TETRA Technologies Inc.	115,100	1,366,237	*
Tetra Technology Inc.	40,325	1,010,544	*
Total Energy Equipment & Services		6,877,142
Oil, Gas & Consumable Fuels — 3.5%
CVR Energy Inc.	114,949	1,744,926	*
International Coal Group Inc.	285,275	2,208,029	*
Petroquest Energy Inc.	11,770	88,628	*
Rosetta Resources Inc.	30,060	1,131,458	*
Stone Energy Corp.	75,600	1,685,124	*
Syntroleum Corp.	63,625	117,706	*
VAALCO Energy Inc.	135,102	967,330	*
Western Refining Inc.	112,900	1,194,482	*
Total Oil, Gas & Consumable Fuels		9,137,683
Total Energy		16,014,825

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report	13

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Financials — 17.7%
Capital Markets — 0.3%
American Capital Ltd.	89,500	$676,620	*
BGC Partners Inc., Class A Shares	11,900	98,889
Total Capital Markets		775,509
Commercial Banks — 3.8%
Bank of Marin Bancorp	1,400	49,000
Bank of the Ozarks Inc.	30,310	1,313,939
Camden National Corp.	3,900	141,297
City Holding Co.	20,464	741,411
Community Trust Bancorp Inc.	5,100	147,696
CVB Financial Corp.	72,370	627,448
Danvers Bancorp Inc.	9,060	160,090
Great Southern Bancorp Inc.	10,300	242,977
IBERIABANK Corp.	15,894	939,812
Investors Bancorp Inc.	23,900	313,568	*
Lakeland Financial Corp.	7,270	156,014
NBT Bancorp Inc.	37,080	895,482
Southside Bancshares Inc.	3,858	81,288
SVB Financial Group	13,040	691,772	*
Tompkins Trustco Inc.	8,965	351,069
UMB Financial Corp.	38,810	1,607,510
Westamerica Bancorporation	8,000	443,760
Western Alliance Bancorp	92,650	681,904	*
Wilshire Bancorp Inc.	42,945	327,241
Total Commercial Banks		9,913,278
Consumer Finance — 3.2%
Cash America International Inc.	60,243	2,224,774
Dollar Financial Corp.	87,470	2,504,266	*
EZCORP Inc., Class A Shares	133,100	3,611,003	*
Total Consumer Finance		8,340,043
Diversified Financial Services — 0.2%
Life Partners Holdings Inc.	14,100	269,733
Portfolio Recovery Associates Inc.	3,600	270,720	*
Total Diversified Financial Services		540,453
Health Care — 0.4%
OMEGA Healthcare Investors Inc.	48,900	1,097,316
Insurance — 4.3%
American Equity Investment Life Holding Co.	166,980	2,095,599
Amerisafe Inc.	14,790	258,825	*

See Notes to Financial Statements.

14	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Insurance — continued
AmTrust Financial Services Inc.	53,000	$927,500
Aspen Insurance Holdings Ltd.	18,960	542,635
CNA Surety Corp.	36,100	854,848	*
CNO Financial Group Inc.	393,325	2,666,743	*
Delphi Financial Group, Class A Shares	33,608	969,255
First Mercury Financial Corp.	27,200	446,080
Flagstone Reinsurance Holdings SA	64,466	812,272
Montpelier Re Holdings Ltd.	44,940	896,104
National Financial Partners Corp.	60,000	804,000	*
National Interstate Corp.	5,950	127,330
Total Insurance		11,401,191
Real Estate Investment Trusts (REITs) — 4.9%
Agree Realty Corp.	10,620	278,138
American Capital Agency Corp.	25,370	729,134
Anworth Mortgage Asset Corp.	172,050	1,204,350
Ashford Hospitality Trust	91,920	887,028	*
CBL & Associates Properties Inc.	37,400	654,500
Cousins Properties Inc.	171,039	1,426,465
FelCor Lodging Trust Inc.	90,860	639,655	*
Getty Realty Corp.	37,000	1,157,360
Hatteras Financial Corp.	31,990	968,337
Invesco Mortgage Capital Inc.	53,700	1,172,808
MFA Mortgage Investments Inc.	134,800	1,099,968
NorthStar Realty Finance Corp.	173,030	821,893
PS Business Parks Inc.	4,000	222,880
Tanger Factory Outlet Centers Inc.	25,044	1,282,002
U-Store-It Trust	31,240	297,717
Total Real Estate Investment Trusts (REITs)		12,842,235
Self Storage — 0.4%
Extra Space Storage Inc.	63,700	1,108,380
Thrifts & Mortgage Finance — 0.2%
First Defiance Financial Corp.	6,787	80,765	*
OceanFirst Financial Corp.	3,200	41,184
Provident New York Bancorp	47,980	503,310
United Financial Bancorp Inc.	2,200	33,594
Total Thrifts & Mortgage Finance		658,853
Total Financials		46,677,258

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report	15

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Health Care — 14.4%
Biotechnology — 2.8%
Cubist Pharmaceuticals Inc.	111,901	$2,394,681	*
Enzon Pharmaceuticals Inc.	18,700	227,579	*
Martek Biosciences Corp.	86,900	2,719,970	*
Onyx Pharmaceuticals Inc.	12,900	475,623	*
PDL BioPharma Inc.	167,450	1,043,214
SciClone Pharmaceuticals Inc.	101,680	425,022	*
Total Biotechnology		7,286,089
Health Care Equipment & Supplies — 3.8%
Invacare Corp.	101,436	3,059,310
Kensey Nash Corp.	34,040	947,333	*
Sirona Dental Systems Inc.	82,150	3,432,227	*
STERIS Corp.	72,959	2,660,085
Total Health Care Equipment & Supplies		10,098,955
Health Care Providers & Services — 4.6%
Amedisys Inc.	39,871	1,335,678	*
AMERIGROUP Corp.	37,455	1,645,024	*
Catalyst Health Solutions Inc.	15,936	740,865	*
Centene Corp.	47,470	1,202,890	*
Emergency Medical Services Corp., Class A Shares	26,640	1,721,210	*
Five Star Quality Care Inc.	42,481	300,341	*
Healthspring Inc.	95,600	2,536,268	*
Molina Healthcare Inc.	29,580	823,803	*
Owens & Minor Inc.	12,000	353,160
Rural/Metro Corp.	25,700	374,706	*
Sun Healthcare Group Inc.	2,416	30,586	*
Universal American Financial Corp.	38,840	794,278
WellCare Health Plans Inc.	9,100	275,002	*
Total Health Care Providers & Services		12,133,811
Life Sciences Tools & Services — 0.7%
Affymetrix Inc.	61,528	309,486	*
Bio-Rad Laboratories Inc., Class A Shares	15,212	1,579,766	*
Total Life Sciences Tools & Services		1,889,252
Pharmaceuticals — 2.5%
Medicines Co.	52,383	740,172	*
Medicis Pharmaceutical Corp., Class A Shares	41,440	1,110,178
Par Pharmaceutical Cos. Inc.	41,871	1,612,452	*
Questcor Pharmaceuticals Inc.	112,500	1,657,125	*

See Notes to Financial Statements.

16	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Pharmaceuticals — continued
Santarus Inc.	121,604	$397,645	*
ViroPharma Inc.	66,050	1,143,986	*
Total Pharmaceuticals		6,661,558
Total Health Care		38,069,665
Industrials — 13.9%
Aerospace & Defense — 0.5%
Cubic Corp.	5,900	278,185
GenCorp Inc	213,045	1,101,443	*
Total Aerospace & Defense		1,379,628
Air Freight & Logistics — 0.3%
Pacer International Inc.	63,090	431,536	*
Park-Ohio Holdings Corp.	11,000	230,010	*
Total Air Freight & Logistics		661,546
Airlines — 1.4%
Alaska Air Group Inc.	7,696	436,286	*
Allegiant Travel Co.	10,720	527,853
Hawaiian Holdings Inc.	37,407	293,271	*
JetBlue Airways Corp.	167,410	1,106,580	*
US Airways Group Inc.	142,400	1,425,424	*
Total Airlines		3,789,414
Building Products — 0.8%
AO Smith Corp.	43,200	1,645,056
Apogee Enterprises Inc.	26,690	359,514
Total Building Products		2,004,570
Commercial Services & Supplies — 2.1%
Consolidated Graphics Inc.	17,700	857,211	*
Deluxe Corp.	11,797	271,567
M&F Worldwide Corp.	15,599	360,337	*
Multi-Color Corp.	9,037	175,860
TeleTech Holdings Inc.	97,300	2,003,407	*
Unifirst Corp.	31,840	1,752,792
Total Commercial Services & Supplies		5,421,174
Construction & Engineering — 1.8%
EMCOR Group Inc.	69,810	2,023,094	*
Great Lakes Dredge and Dock Co.	201,880	1,487,855
MasTec Inc.	45,000	656,550	*
Michael Baker Corp.	21,250	660,875	*
Total Construction & Engineering		4,828,374

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report	17

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Electrical Equipment — 0.5%
Fushi Copperweld Inc.	52,785	$468,731	*
Powell Industries Incorporated	23,900	785,832	*
Total Electrical Equipment		1,254,563
Industrial Conglomerates — 0.3%
Standex International Corp.	11,434	341,991
Tredegar Corp.	26,289	509,481
Total Industrial Conglomerates		851,472
Machinery — 3.4%
Chart Industries Inc.	22,840	771,535	*
Federal Signal Corp.	86,180	591,195
Force Protection Inc.	208,080	1,146,521	*
Kadant Inc.	20,830	490,963	*
Kaydon Corp.	33,468	1,362,817
L.B. Foster Co., Class A	25,494	1,043,724	*
NACCO Industries Inc., Class A Shares	10,920	1,183,400
TriMas Corp.	67,363	1,378,247	*
Watts Water Technologies Inc., Class A Shares	26,127	955,987
Total Machinery		8,924,389
Professional Services — 1.0%
Corporate Executive Board Co.	24,640	925,232
Huron Consulting Group Inc.	45,600	1,206,120	*
Navigant Consulting Inc.	57,000	524,400	*
Total Professional Services		2,655,752
Road & Rail — 1.8%
Avis Budget Group Inc.	136,596	2,125,434	*
Dollar Thrifty Automotive Group	25,700	1,214,582	*
Marten Transport Ltd.	30,790	658,290
P.A.M. Transportation Services	1,370	15,371	*
Saia Inc.	13,250	219,818	*
Werner Enterprises Inc.	28,500	644,100
Total Road & Rail		4,877,595
Total Industrials		36,648,477
Information Technology — 18.0%
Communications Equipment — 3.7%
Anaren Inc.	19,110	398,444	*
Arris Group Inc.	209,630	2,352,049	*
Comtech Telecommunications Corp	26,700	740,391
DG FastChannel Inc.	19,000	548,720	*
InterDigital Inc.	50,833	2,116,686	*

See Notes to Financial Statements.

18	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Communications Equipment — continued
NETGEAR Inc.	28,993	$976,484	*
Oplink Communications Inc.	25,013	461,990	*
Plantronics Inc.	26,240	976,653
Powerwave Technologies Inc.	505,273	1,283,393	*
Total Communications Equipment		9,854,810
Computers & Peripherals — 0.3%
Cray Inc.	30,440	217,646	*
Quantum Corp.	177,392	659,898	*
Total Computers & Peripherals		877,544
Electronic Equipment, Instruments & Components — 2.9%
Anixter International Inc.	19,200	1,146,816
Brightpoint Inc.	132,132	1,153,512	*
Checkpoint Systems Inc.	32,935	676,814	*
CTS Corp.	20,880	230,933
Multi-Fineline Electronix Inc.	6,040	160,000	*
Newport Corp.	14,900	258,813	*
Power-One Inc.	154,500	1,575,900	*
Pulse Electronics Corp.	56,310	299,569
Richardson Electronics Ltd.	15,950	186,455
Smart Modular Technologies (WWH) Inc.	138,880	799,949	*
SYNNEX Corp.	39,360	1,228,032	*
Total Electronic Equipment, Instruments & Components		7,716,793
Internet Software & Services — 1.3%
EarthLink Inc.	101,220	870,492
United Online Inc.	222,324	1,467,338
ValueClick Inc.	42,600	682,878	*
Web.com Group Inc.	57,270	483,932	*
Total Internet Software & Services		3,504,640
IT Services — 2.6%
CACI International Inc., Class A Shares	19,800	1,057,320	*
Ciber Inc.	134,900	631,332	*
CSG Systems International Inc.	84,840	1,606,870	*
Global Cash Access Inc.	90,380	288,312	*
ManTech International Corp., Class A Shares	13,700	566,221	*
Ness Technologies Inc.	51,300	304,722	*
TNS Inc.	7,900	164,320	*
VeriFone Holdings Inc.	57,600	2,221,056	*
Total IT Services		6,840,153

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report	19

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 3.7%
Conexant Systems Inc.	81,400	$132,682	*
Diodes Inc.	33,800	912,262	*
DSP Group Inc.	25,400	206,756	*
Entegris Inc.	90,908	679,083	*
Integrated Device Technology Inc.	191,335	1,274,291	*
Integrated Silicon Solutions Inc.	63,000	505,890	*
Kopin Corp.	120,600	501,696	*
Kulicke & Soffa Industries Inc.	75,200	541,440	*
Photronics Inc.	247,700	1,463,907	*
RF Micro Devices Inc.	225,400	1,656,690	*
Sigma Designs Inc.	26,983	382,349	*
Tessera Technologies Inc.	36,300	804,045	*
Zoran Corp.	73,508	646,870	*
Total Semiconductors & Semiconductor Equipment		9,707,961
Software — 3.5%
ACI Worldwide Inc.	25,190	676,855	*
Actuate Corporation	47,900	273,030	*
EPIQ Systems Inc.	5,440	74,691
Magma Design Automation Inc	87,850	440,129	*
Microstrategy Inc., Class A Shares	8,800	752,136	*
Net 1 UEPS Technologies Inc.	44,910	550,597	*
Progress Software Corp.	49,182	2,081,382	*
Quest Software Inc.	56,450	1,565,923	*
Smith Micro Software Inc.	43,837	689,994	*
Telecommunication Systems Inc., Class A Shares	61,807	288,639	*
TIBCO Software Inc.	85,463	1,684,476	*
Total Software		9,077,852
Total Information Technology		47,579,753
Materials — 6.5%
Chemicals — 3.0%
Hawkins Inc.	7,020	311,688
Innophos Holdings Inc.	59,910	2,161,553
Koppers Holdings Inc.	25,123	898,901
Omnova Solutions Inc.	162,762	1,360,690	*
PolyOne Corp.	119,450	1,491,930	*
Spartech Corp.	54,000	505,440	*
W.R. Grace and Co.	32,850	1,154,021	*
Total Chemicals		7,884,223

See Notes to Financial Statements.

20	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Containers & Packaging — 0.6%
Boise Inc.	46,820	$371,283
Rock-Tenn Co., Class A Shares	21,350	1,151,832
Total Containers & Packaging		1,523,115
Metals & Mining — 2.5%
Century Aluminum Co.	103,650	1,609,684	*
Coeur d’Alene Mines Corp.	45,500	1,243,060	*
General Steel Holdings Inc.	98,570	282,896	*
Noranda Aluminium Holding Corp.	54,720	798,912	*
Olympic Steel Inc.	16,100	461,748
Thompson Creek Metals Co. Inc.	88,800	1,307,136	*
Worthington Industries Inc.	46,000	846,400
Total Metals & Mining		6,549,836
Paper & Forest Products — 0.4%
Domtar Corp.	9,300	706,056
Neenah Paper Inc.	17,173	337,965
Total Paper & Forest Products		1,044,021
Total Materials		17,001,195
Telecommunication Services — 0.8%
Diversified Telecommunication Services — 0.5%
Cincinnati Bell Inc.	157,198	440,155	*
Consolidated Communications Holdings Inc.	6,200	119,660
Premiere Global Services Inc.	958	6,514	*
Vonage Holdings Corp.	314,520	704,525	*
Total Diversified Telecommunication Services		1,270,854
Wireless Telecommunication Services — 0.3%
USA Mobility Inc.	49,600	881,392
Total Telecommunication Services		2,152,246
Utilities — 3.3%
Electric Utilities — 1.8%
El Paso Electric Co.	110,850	3,051,701	*
UIL Holdings Corp.	35,065	1,050,547
Unisource Energy Corp.	16,950	607,488
Total Electric Utilities		4,709,736
Gas Utilities — 0.4%
Piedmont Natural Gas Co. Inc.	16,984	474,873
Southwest Gas Corp.	18,400	674,728
Total Gas Utilities		1,149,601

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report	21

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security			Shares	Value
Multi-Utilities — 1.1%
Avista Corp.			57,950	$1,305,034
NorthWestern Corp.			55,150	1,589,974
Total Multi-Utilities				2,895,008
Total Utilities				8,754,345
Total Investments before Short-Term Investments (Cost — $204,751,704)				259,808,813

Rate		Maturity Date	Face Amount
Short-Term Investments — 1.6%
Repurchase Agreements — 1.6%
Bank of America repurchase agreement dated 12/31/10; Proceeds at Maturity — $2,059,219, (Fully collateralized by U.S. government agency obligations, 0.260% due 11/18/11; Market Value — $2,104,391)	0.110%	1/3/11	$2,059,200	2,059,200
Goldman Sachs & Co., repurchase agreement dated 12/31/10; Proceeds at Maturity — $2,059,222, (Fully collateralized by U.S. government agency obligations, 0.180% due 11/9/11; Market Value — $2,104,028)	0.130%	1/3/11	2,059,200	2,059,200
Total Short-Term Investments (Cost — $4,118,400)				4,118,400
Total Investments — 100.1% (Cost — $208,870,104#)				263,927,213
Liabilities in Excess of Other Assets — (0.1)%				(156,889)
Total Net Assets — 100.0%				$263,770,324

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $209,453,236.

See Notes to Financial Statements.

22	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $208,870,104)	$263,927,213
Receivable for Fund shares sold	387,907
Dividends and interest receivable	290,038
Receivable for securities sold	16,961
Prepaid expenses	31,240
Total Assets	264,653,359

Liabilities:
Payable for securities purchased	520,226
Investment management fee payable	155,397
Payable for Fund shares repurchased	34,925
Distribution fees payable	9,663
Directors’ fees payable	2,189
Accrued expenses	160,635
Total Liabilities	883,035
Total Net Assets	$263,770,324

Net Assets:
Par value (Note 7)	$27,230
Paid-in capital in excess of par value	259,262,069
Undistributed net investment income	45,814
Accumulated net realized loss on investments	(50,621,898)
Net unrealized appreciation on investments	55,057,109
Total Net Assets	$263,770,324

Shares Outstanding:
Class A	2,154,845
Class C	627,609
Class FI	78,506
Class I	24,369,272

Net Asset Value:
Class A†	$9.74
Class C†*	$9.61
Class FI†	$9.51
Class I†	$9.68
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.33

†	Redemption price per share is NAV of the class’ shares reduced by a 2% redemption fee on certain redemptions, including exchanges, of shares redeemed or exchanged within 60 days from purchase payment (See Note 1).

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report	23

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Dividends	$2,685,391
Interest	2,311
Less: Foreign taxes withheld	(266)
Total Investment Income	2,687,436

Expenses:
Investment management fee (Note 2)	1,579,581
Transfer agent fees (Note 5)	250,397
Shareholder reports	116,482
Distribution fees (Notes 2 and 5)	103,921
Registration fees	49,030
Audit and tax	45,582
Directors’ fees	43,275
Legal fees	39,448
Custody fees	35,464
Insurance	5,832
Miscellaneous expenses	22,522
Total Expenses	2,291,534
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(15,308)
Compensating balance arrangements (Note 1)	(812)
Net Expenses	2,275,414
Net Investment Income	412,022

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From Investment transactions	20,850,818
Change in Net Unrealized Appreciation (Depreciation) From Investments	36,637,207
Net Gain on Investments	57,488,025
Proceeds from Settlement of a Regulatory Matter (Note 11)	125,975
Increase in Net Assets From Operations	$58,026,022

See Notes to Financial Statements.

24	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report

Statement of changes in net assets

For the Years Ended December 31,	2010	2009

Operations:
Net investment income	$412,022	$1,074,786
Net realized gain (loss)	20,850,818	(18,320,604)
Change in net unrealized appreciation (depreciation)	36,637,207	65,026,752
Proceeds from settlement of a regulatory matter (Note 11)	125,975	—
Increase in Net Assets From Operations	58,026,022	47,780,934

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,620,030)	(314,121)
Decrease in Net Assets From Distributions to Shareholders	(1,620,030)	(314,121)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	19,460,749	18,896,283
Reinvestment of distributions	1,619,734	314,121
Cost of shares repurchased	(25,295,340)	(41,730,412)
Net assets of shares issued in connection with merger (Note 9)	—	21,623,213
Decrease in Net Assets From Fund Share Transactions	(4,214,857)	(896,795)
Increase in Net Assets	52,191,135	46,570,018

Net Assets:
Beginning of year	211,579,189	165,009,171
End of year*	$263,770,324	$211,579,189
* Includes undistributed net investment income of:	$45,814	$935,230

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report	25

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2010		2009[2]

Net asset value, beginning of year	$ 7.59		$ 5.53

Income (loss) from operations:
Net investment income (loss)	(0.01)		0.01
Net realized and unrealized gain	2.12		2.05
Proceeds from settlement of a regulatory matter	0.04		—
Total income from operations	2.15		2.06

Less distributions from:
Net investment income	(0.00)	[3]	—
Total distributions	(0.00)	[3]	—

Net asset value, end of year	$9.74		$7.59
Total return[4]	28.39%[5]		37.25%

Net assets, end of year (000s)	$20,994		$18,657

Ratios to average net assets:
Gross expenses	1.38%		1.36%[6,7]
Net expenses[8]	1.33	[9,10]	1.36 [6,7]
Net investment income (loss)	(0.14)		0.23 [7]

Portfolio turnover rate	41%		52%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 5, 2009 (commencement of operations) to December 31, 2009.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 27.86% (Note 11).

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.36% (Note 9).

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

Effective April 30, 2010, as a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2010	2009[2]

Net asset value, beginning of year	$7.54	$5.53

Income (loss) from operations:
Net investment loss	(0.07)	(0.03)
Net realized and unrealized gain	2.10	2.04
Proceeds from settlement of a regulatory matter	0.04	—
Total income from operations	2.07	2.01

Net asset value, end of year	$9.61	$7.54
Total return[3]	27.45%[4]	36.35%

Net assets, end of year (000s)	$6,032	$5,521

Ratios to average net assets:
Gross expenses	2.19%	2.14%[5,6]
Net expenses[7]	2.09 [8,9]	2.14 [5,6]
Net investment loss	(0.90)	(0.56) [6]

Portfolio turnover rate	41%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 5, 2009 (commencement of operations) to December 31, 2009.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 26.92% (Note 11).

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.14% (Note 9).

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

Effective April 30, 2010, as a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report	27

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2010[2]	2009[2]	2008[2]	2007[2,3]	2007[2,4]	2006[4]

Net asset value, beginning of year	$7.45	$5.83	$9.43	$11.33	$12.32	$ 11.56

Income (loss) from operations:
Net investment income (loss)	(0.01) [5]	0.02	(0.01)	(0.01)	(0.02)	(0.04)
Net realized and unrealized gain (loss)	2.09	1.60	(3.52)	(0.39)	0.04	2.19
Total income (loss) from operations	2.08	1.62	(3.53)	(0.40)	0.02	2.15

Less distributions from:
Net investment income	(0.02)	—	(0.07)	(1.50)	(1.01)	(1.39)
Total distributions	(0.02)	—	(0.07)	(1.50)	(1.01)	(1.39)

Net asset value, end of year	$9.51	$7.45	$5.83	$9.43	$11.33	$12.32
Total return[6]	27.93%	27.79%	(37.72)%	(3.91)%[7]	0.43%	20.29%

Net assets, end of year (000s)	$747	$600	$418	$555	$673	$11,150

Ratios to average net assets:
Gross expenses	1.51%	1.42%[8]	1.34%	2.12%[9]	1.30%	1.22%
Net expenses[10,11]	1.27 [12,13]	1.20 [8,13]	1.19	1.20 [9]	1.20	1.20
Net investment income (loss)	(0.07)	0.36	(0.08)	(0.13) [9]	(0.20)	(0.28)

Portfolio turnover rate	41%	52%	93%	47%[7]	85%	153%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed as Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2007 to December 31, 2007.

[4]	For the year ended March 31.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Not annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.40% and 1.18%, respectively.

[9]	Annualized.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

Effective April 30, 2010, as a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[13]

As a result of a contractual expense limitation, until April 30, 2010, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.20%.

See Notes to Financial Statements.

28	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2010[2]	2009[2]	2008[2]	2007[2,3]	2007[2,4]	2006[4]

Net asset value, beginning of year	$ 7.61	$ 5.95	$ 9.60	$ 11.48	$ 12.43	$ 11.61

Income (loss) from operations:
Net investment income	0.02	0.04	0.02	0.02	0.02	0.02
Net realized and unrealized gain (loss)	2.12	1.63	(3.59)	(0.39)	0.05	2.21
Total income (loss) from operations	2.14	1.67	(3.57)	(0.37)	0.07	2.23

Less distributions from:
Net investment income	(0.07)	(0.01)	(0.01)	(0.01)	(0.01)	(0.02)
Net realized gains	—	—	(0.07)	(1.50)	(1.01)	(1.39)
Total distributions	(0.07)	(0.01)	(0.08)	(1.51)	(1.02)	(1.41)

Net asset value, end of year	$9.68	$7.61	$5.95	$9.60	$11.48	$12.43
Total return[5]	28.19%	28.16%	(37.49)%	(3.58)%[6]	0.88%	20.95%

Net assets, end of year (000s)	$235,997	$186,801	$164,591	$359,703	$556,288	$962,303

Ratios to average net assets:
Gross expenses	0.96%[7]	0.93%[8]	0.84%	0.79%[9]	0.79%	0.75%
Net expenses[10]	0.96 [7,11,12]	0.89 [8,12,13]	0.84	0.79 [9]	0.79	0.75
Net investment income	0.25	0.65	0.22	0.28 (9)	0.17	0.16

Portfolio turnover rate	41%	52%	93%	47%[6]	85%	153%

[1]	On October 5, 2009, Institutional Class shares were renamed as Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2007 to December 31, 2007.

[4]	For the year ended March 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Not annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.91% and 0.87%, respectively.

[9]	Annualized.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]

Effective April 30, 2010, as a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses, and acquired fund fees and expenses, to average net assets of Class I shares will not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[12]

As a result of a contractual expense limitation, until April 30, 2010 the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.95%.

[13]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio (“Fund”), is a separate diversified investment series of Legg Mason Charles Street Trust, Inc. (“the Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at last quoted bid prices provided by an independent pricing service, that is based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 ("ASC Topic 820"). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

30	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Assets
Description	Quoted Prices (level 1)	Other Significant Observable Inputs (level 2)	Significant Unobservable Inputs (level 3)	Total
Common stocks†	$259,808,813	—	—	$259,808,813
Short-term investments†	—	$4,118,400	—	4,118,400
Total investments	$259,808,813	$4,118,400	—	$263,927,213

†See	Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report	31

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Redemption fee. The Fund imposes a 2% redemption fee on certain redemptions, including exchanges, of Fund shares redeemed or exchanged within 60 days of the date of their purchase. The fee is payable to the Fund.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	192,617	(192,617)

(a)	Reclassifications are primarily due to book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of certain securities.

32	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s investment adviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund. To the extent LMPFA receives a management fee after taking into account its contractual obligation to limit expenses as discussed below, LMPFA will pay Batterymarch the entire management fee it receives from the Fund.

Effective April 30, 2010, as a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, C, FI and I shares did not exceed 1.30%, 2.05%, 1.30% and 1.00%, respectively. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

During the year ended December 31, 2010, fees waived and/or expenses reimbursed amounted to $15,308.

Prior to April 30, 2010, LMPFA had contractually agreed, to waive its fees and reimburse other expenses in any month to the extent the Fund’s expenses, as a percentage of average daily net assets (exclusive of taxes, interest, brokerage and extraordinary expenses), exceed during that month the annual rate of 0.95% for Class I and 1.20% for Class FI.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report	33

Pursuant to these agreements, at December 31, 2010, the Fund had remaining fee waivers and expense reimbursements subject to recapture by LMPFA and date of expiration as follows:

	Class A	Class C	Class FI	Class I
Expires December 31, 2011	—	—	$690	—
Expires December 31, 2012	—	—	1,100	$55,971
Expires December 31, 2013	$8,104	$5,637	1,567	—
Fee waivers/expense reimbursements subject to recapture	$8,104	$5,637	$3,357	$55,971

For the year ended December 31, 2010, LMPFA recaptured $12,350.

Legg Mason Investor Services, LLC (“LMIS”), a wholly owned-broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”) which applies if shares are redeemed within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2010, LMIS and its affiliates received sales charges of approximately $400 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class C
CDSCs	$200	$0	*

*	Amount represents less than $100.

Under a Deferred Compensation Plan (the “Plan”), Directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds managed by affiliates of Legg Mason in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and one Director of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$91,288,564
Sales	99,358,929

34	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$64,680,367
Gross unrealized depreciation	(10,206,390)
Net unrealized appreciation	$54,473,977

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended December 31, 2010, the Fund did not invest in any derivative instruments.

5 Class specific expenses, waivers and/or reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each class, respectively. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of the class. The Rule 12b-1 plan for Class FI provides for payments of distribution and service fees to LMIS at an annual rate of up to 0.40% of the class’s average daily net assets, subject to the authority of the Board of Directors of the Fund to set a lower amount. The Board of Directors has currently approved payments under the plan of 0.25% of the average daily net assets of Class FI. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2010, class specific expenses were as follows:

	Service and Distribution Fees	Transfer Agent Fees
Class A	$47,465	$50,931
Class C	54,867	18,235
Class FI	1,589	2,572
Class I	—	178,659
Total	$103,921	$250,397

For the year ended December 31, 2010, waivers and/or reimbursements and fees recaptured by class were as follows:

Waivers/ Reimbursements
Class A	$8,104
Class C	5,637
Class FI	1,567
Class I	—
Total	$15,308

Fees Recaptured
Class I	$12,350

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report	35

6. Distributions to shareholders by class

	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Investment Income:
Class A	$8,967	—
Class C	—	—
Class FI	1,413	—
Class I	1,609,650	$314,121
Total	$1,620,030	$314,121

7. Capital shares

At December 31, 2010, there were 500 million shares authorized at $0.001 par value for each of the Class A, Class C, Class FI and Class I shares of the Fund. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares		Amount
Class A
Shares sold	117,879	$949,669	74,117	*	$515,961	*
Shares issued on reinvestment	1,069	8,671	—		—
Shares repurchased	(421,719)	(3,441,761)	(387,852)	*	(2,652,544)	*
Shares issued with merger	—	—	2,771,351	*	16,520,095	*
Net increase (decrease)	(302,771)	$(2,483,421)	2,457,616		$14,383,512

Class C
Shares sold	31,470	$269,707	41,990	*	$257,286	*
Shares repurchased	(136,001)	(1,110,893)	(167,671)	*	(1,125,502)	*
Shares issued with merger	—	—	857,821	*	5,103,118	*
Net increase (decrease)	(104,531)	$(841,186)	732,140		$4,234,902

Class FI1
Shares sold	6,871	$52,824	11,877		$67,856
Shares issued on reinvestment	179	1,413	—		—
Shares repurchased	(9,066)	(70,699)	(3,049)		(18,204)
Net increase (decrease)	(2,016)	$(16,462)	8,828		$49,652

Class I1
Shares sold	2,166,768	$18,188,549	3,178,546		$18,055,180
Shares issued on reinvestment	186,776	1,609,650	54,916		314,121
Shares repurchased	(2,538,670)	(20,671,987)	(6,358,988)		(37,934,162)
Net decrease	(185,126)	$(873,788)	(3,125,526)		$(19,564,861)

*	For the period February 5, 2009 (commencement of operations) to December 31, 2009.

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares and Financial Intermediary Class shares were renamed Class FI shares.

36	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

8. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 3, 2011. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2010.

9. Transfer of net assets

At the close of business on May 29, 2009, the Fund acquired substantially all of the assets of the Legg Mason Partners Small Cap Core Fund (the “Acquired Fund”), pursuant to an Agreement and Plan of Reorganization. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason Partners Small Cap Core Fund	3,629,172	$21,623,213	$159,472,634

As part of the reorganization, for each share they held, shareholders of the Acquired Fund’s Class A, Class B and Class C shares received 1.211324, 1.022731, and 1.035603 shares of the Fund’s Class A, Class A and Class C shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $(1,906,331), accumulated net realized loss of $(8,676,781) and overdistributed net investment income of $(77,306). Total net assets of the Fund immediately after the transfer were $181,095,847. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire year ended December 31, 2009, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$872,566
Net realized loss	(20,919,691)
Change in net unrealized appreciation/depreciation	68,255,794
Increase in net assets from operations	48,208,669

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on May 29, 2009.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report	37

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$1,620,030	$314,121
Total distributions paid	$1,620,030	$314,121

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Total undistributed earnings	$172,307
Capital loss carryforward*	(50,038,766)
Other book/tax temporary differences(a)	(126,493)
Unrealized appreciation (depreciation)(b)	54,473,977
Total accumulated earnings (losses) — net	$4,481,025

*	During the taxable year ended December 31, 2010, the Fund utilized $20,499,116 of its capital loss carryover available from prior years. As of December 31, 2010, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2015	$(2,106,632)
12/31/2016	(12,271,623)
12/31/2017	(35,660,511)
$(50,038,766)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

In addition, $5,873,556 of the Fund’s capital loss carryforward is subject to an annual limitation of $978,926 due to the reorganization described in Note 9.

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

11. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM

38	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report	39

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $96,776 and $29,199 for Classes A and C, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

12. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

40	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2010 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Legg Mason Charles Street Trust, Inc. and to the Shareholders of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio (one of the Portfolios comprising Legg Mason Charles Street Trust, Inc., the ”Fund”) at December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 16, 2011

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	41

Board approval of investment management and
advisory agreements (unaudited)

At its November 2010 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the investment management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the investment advisory agreement (the “Advisory Agreement”) with Batterymarch Financial Management, Inc. (the “Adviser”). The directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), met on October 13, 2010, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Management and Advisory Agreements, respectively. At such October meeting the Independent Directors received presentations from the Manager, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, supplemental materials were provided as requested. The Independent Directors further discussed renewal of the Management and Advisory Agreements in executive session held on November 17, 2010.

In voting to approve continuance of the Agreements, the Board, including the Independent Directors, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Advisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible

42	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Board approval of investment management and
advisory agreements (unaudited) (cont’d)

for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the independent contract consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted the underperformance of the Fund during the longer term periods of 3, 5 and 10 years ended June 30, 2010 and noted the more recent favorable performance, placing the Fund in the second quintile for the one-year period ended June 30, 2010. The Board considered the analysis provided by the Adviser of the reasons for the underperformance of its stock selection model and the adjustments made to the model. The Board concluded that the Adviser’s investment methodology is fundamentally sound and that the Adviser has capable personnel and adequate resources. As a result, the Board concluded that it was in the best interest of the Fund to approve renewal of the Management and Advisory Agreements.

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser. In addition, the Board reviewed and considered the actual management fee rate after taking into account fees forgone and expense reimbursements by the Manager which partially reduced the management fee paid to the Manager (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	43

the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were competitive (second quintile) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2010, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

44	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Directors and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors[1]
Ruby P. Hearn
Year of birth	1940
Position with Trust	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Arnold L. Lehman
Year of birth	1944
Position with Trust	Lead Independent Director
Term of office and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Robin J.W. Masters
Year of birth	1955
Position with Trust	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	45

Independent Directors[1] cont’d
Jill E. McGovern
Year of birth	1944
Position with Trust	Director
Term of office and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman
Year of birth	1942
Position with Trust	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Director during past five years	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien
Year of birth	1945
Position with Trust	Director
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Director during past five years	Director of Technology Investment Capital Corp.

46	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors[1] cont’d
S. Ford Rowan
Year of birth	1943
Position with Trust	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Robert M. Tarola
Year of birth	1950
Position with Trust	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	47

Interested Director[3]
Mark R. Fetting
Year of birth	1954
Position with Trust	Chairman and Director
Term of office and length of time served[2]	Director since 2001 and Chairman since 2008
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Director	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Director during past five years	None
Executive Officers
R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue, New York NY 10018
Year of birth	1951
Position(s) with Trust	President (Acting) and Chief Executive Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

48	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Executive Officers cont’d
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	49

Executive Officers cont’d
Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. (since 2007); Treasurer of certain mutual funds associated with LMPFA (since 2010); Assistant Controller of certain mutual funds associated with LMPFA (prior to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Directors of the Trust serve a term of indefinite length until their retirement, in accordance with the Board of Directors’ retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Fetting is considered to be an interested person, as defined in the 1940 Act, of the Trust on the basis of his current employment with the Fund’s investment adviser or its affiliated entities (including the Trust’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as his ownership of Legg Mason, Inc. stock.

50	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2010:

Record date:	6/17/2010	12/28/2010
Payable date:	6/18/2010	12/29/2010
Ordinary income:
Qualified dividend income for individuals	100.00%	100.00%
Dividends qualifying for the dividends received deduction for corporations	100.00%	100.00%

Please retain this information for your records.

Legg Mason Batterymarch

U.S. Small Capitalization Equity Portfolio

Directors

Mark R. Fetting Chairman

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Batterymarch Financial Management, Inc.

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

The Fund is a separate investment series of Legg Mason Charles Street Trust, Inc.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013159 (2/11) SR11-1292

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Arthur S. Mehlman and Robert M. Tarola possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $56,900 in December 31, 2009 and $71,912 in December 31, 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2009 and $2,900 in December 31, 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Charles Street Trust, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Charles Street Trust, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $8,000 in December 31, 2009 and $8,000 in December 31, 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Charles Street Trust, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Charles Street Trust, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Charles Street Trust, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2009 and December 31, 2010; Tax Fees were 100% and 100% for December 31, 2009 and December 31, 2010; and Other Fees were 100% and 100% for December 31, 2009 and December 31, 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Charles Street Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Charles Street Trust, Inc. during the reporting period were $314,000 in 2009 and $0 in 2010.

(h) Yes. Legg Mason Charles Street Trust, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Charles Street Trust, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Charles Street Trust, Inc.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) President(Acting) and Chief Executive Officer of Legg Mason Charles Street Trust, Inc.

Date: February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) President(Acting) and Chief Executive Officer of Legg Mason Charles Street Trust, Inc.

Date: February 25, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak) Chief Financial Officer of Legg Mason Charles Street Trust, Inc.

Date: February 25, 2011